Investor Presentation November 2022 February 3, 2025 First Quarter Fiscal Year 2025 Supplemental Presentation

2 Certain matters discussed in this presentation and the accompanying oral presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made based on known events and circumstances at the time of presentation, and as such, are subject to uncertainty and changes in circumstances. These forward-looking statements include, among others, statements regarding BellRing Brands, Inc.’s (“BellRing”) net sales, Adjusted EBITDA and capital expenditure outlook ranges and BellRing’s prospective financial and operating performance and opportunities. These forward- looking statements are sometimes identified from the use of forward-looking words such as “believe,” “should,” “could,” “potential,” “continue,” “expect,” “project,” “estimate,” “predict,” “anticipate,” “aim,” “intend,” “plan,” “forecast,” “target,” “is likely,” “will,” “can,” “may” or “would” or the negative of these terms or similar expressions, and include all statements regarding future performance, events or developments. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein. THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING: • BellRing's dependence on sales from its ready-to-drink (“RTD”) protein shakes; • BellRing’s ability to continue to compete in its product categories and its ability to retain its market position and favorable perceptions of its brands; • disruptions or inefficiencies in BellRing’s supply chain, including as a result of BellRing’s reliance on third-party suppliers or manufacturers for the manufacturing of many of its products, pandemics and other outbreaks of contagious diseases, labor shortages, fires and evacuations related thereto, changes in weather conditions, natural disasters, agricultural diseases and pests and other events beyond BellRing’s control; • BellRing’s dependence on third-party contract manufacturers for the manufacture of most of its products, including one manufacturer for nearly half of its RTD protein shakes; • the ability of BellRing’s third-party contract manufacturers to produce an amount of BellRing’s products that enables BellRing to meet customer and consumer demand for the products; • BellRing’s reliance on a limited number of third-party suppliers to provide certain ingredients and packaging; • significant volatility in the cost or availability of inputs to BellRing’s business (including freight, raw materials, packaging, energy, labor and other supplies); • BellRing’s ability to anticipate and respond to changes in consumer and customer preferences and behaviors and introduce new products; • consolidation in BellRing’s distribution channels; • BellRing’s ability to expand existing market penetration and enter into new markets; • the loss of, a significant reduction of purchases by or the bankruptcy of a major customer; • legal and regulatory factors, such as compliance with existing laws and regulations, as well as new laws and regulations and changes to existing laws and regulations and interpretations thereof, affecting BellRing’s business, including current and future laws and regulations regarding food safety, advertising, labeling, tax matters and environmental matters; • fluctuations in BellRing’s business due to changes in its promotional activities and seasonality; • BellRing’s ability to maintain the net selling prices of its products and manage promotional activities with respect to its products; • BellRing’s ability to obtain additional financing (including both secured and unsecured debt) and its ability to service its outstanding debt (including covenants that restrict the operation of its business); • the accuracy of BellRing’s market data and attributes and related information; • changes in critical accounting estimates; • uncertain or unfavorable economic conditions that limit customer and consumer demand for BellRing’s products or increase its costs; Cautionary Statement Regarding Forward-Looking Statements

Cautionary Statement Regarding Forward-Looking Statements (Cont’d) 3 (CONTINUED FROM PRIOR PAGE): • risks related to BellRing’s ongoing relationship with Post Holdings, Inc. (“Post”) following BellRing’s separation from Post and Post’s distribution of BellRing stock to Post’s shareholders (the “Spin-off”), including BellRing’s obligations under various agreements with Post; • conflicting interests or the appearance of conflicting interests resulting from certain of BellRing’s directors also serving as officers and/or directors of Post; • risks related to the previously completed Spin-off; • the ultimate impact litigation or other regulatory matters may have on BellRing; • risks associated with BellRing’s international business; • BellRing’s ability to protect its intellectual property and other assets and to continue to use third-party intellectual property subject to intellectual property licenses; • costs, business disruptions and reputational damage associated with technology failures, cybersecurity incidents and corruption of BellRing’s data privacy protections; • impairment in the carrying value of goodwill or other intangible assets; • BellRing’s ability to identify, complete and integrate or otherwise effectively execute acquisitions or other strategic transactions and effectively manage its growth; • BellRing’s ability to hire and retain talented personnel, employee absenteeism, labor strikes, work stoppages or unionization efforts; • BellRing’s ability to satisfy the requirements of Section 404 of the Sarbanes-Oxley Act of 2002; • significant differences in BellRing’s actual operating results from any guidance BellRing may give regarding its performance; and • other risks and uncertainties described in BellRing’s filings with the Securities and Exchange Commission. You should not rely upon forward-looking statements as predictions of future events. Although BellRing believes that the expectations reflected in the forward-looking statements are reasonable, BellRing cannot guarantee that the future results, levels of activity, performance or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, BellRing undertakes no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in its expectations.

Additional Information 4 Prospective Information Any prospective information provided in this presentation regarding BellRing’s future performance, including BellRing’s plans, expectations, estimates and similar statements, represents BellRing management’s estimates as of February 3, 2025 only and are qualified by, and subject to, the assumptions and the other information set forth on the slide captioned “Cautionary Statement Regarding Forward-Looking Statements.” Prospective information provided in this presentation regarding BellRing’s plans, expectations, estimates and similar statements contained in this presentation are based upon a number of assumptions and estimates that, while they may be presented with numerical specificity, are inherently subject to business, economic and competitive uncertainties and contingencies, many of which are beyond BellRing’s control, are based upon specific assumptions with respect to future business decisions, some of which will change, and are necessarily speculative in nature. It can be expected that some or all of the assumptions of the estimates will not materialize or will vary significantly from actual results. Accordingly, the information set forth herein is only an estimate as of February 3, 2025, and actual results will vary from the estimates set forth herein. It should be recognized that the reliability of any forecasted financial data diminishes the farther in the future that the data is forecast. In light of the foregoing, investors should put all prospective information in context and not rely on it. Any failure to successfully implement BellRing’s operating strategy or the occurrence of the events or circumstances set forth under “Cautionary Statement Regarding Forward- Looking Statements” could result in the actual operating results being different than the estimates set forth herein, and such differences may be adverse and material. Market and Industry Data This presentation includes industry and trade association data, forecasts and information that were prepared based, in part, upon data, forecasts and information obtained from independent trade associations, industry publications and surveys and other independent sources available to BellRing. Some data also is based on BellRing management’s good faith estimates, which are derived from management’s knowledge of the industry and from independent sources. These third-party publications and surveys generally state that the information included therein has been obtained from sources believed to be reliable, but that the publications and surveys can give no assurance as to the accuracy or completeness of such information. BellRing has not independently verified any of the data from third-party sources nor has it ascertained the underlying economic assumptions on which such data are based. Similarly, BellRing believes its internal research is reliable, even though such research has not been verified by any independent sources and BellRing cannot guarantee its accuracy or completeness. Trademarks and Service Marks Logos, trademarks, trade names and service marks mentioned in this presentation, including BellRing®, BellRing Brands®, Premier Protein®, Dymatize®, PowerBar®, Premier Protein Clear®, ISO.100®, Elite Mass®, Elite Whey Protein®, Elite 100% Whey®, Super Mass Gainer®, All9 Amino®, Pebbles®, Dunkin®, PREW.O®, Athlete’s BCAA®, PowerBar Clean WheyTM, PowerBar Protein PlusTM, Protein Nut2TM and PowerBar EnergizeTM, are currently the property of, or are under license by, BellRing or one of its subsidiaries. BellRing or one of its subsidiaries owns or has rights to use the trademarks, service marks and trade names that are used in conjunction with the operation of BellRing or its subsidiaries’ businesses. Some of the more important trademarks that BellRing or one of its subsidiaries owns or has rights to use that appear in this presentation may be registered in the United States (“U.S.”) and other jurisdictions. Each logo, trademark, trade name or service mark of any other company appearing in this presentation is owned or used under license by such company.

5 Q1 FY2025 Consumption and Key Metrics Executive Summary ● The convenient nutrition category showed continued momentum (+12%)1, with the ready-to-drink (“RTD”) category driving outsized growth (+18%); ready-to-mix (“RTM”) growth remained healthy. ● Premier Protein RTD shake brand metrics and consumption were strong, with dollar growth +23%2 vs Q1 FY2024. o Consumption accelerated, with all channels showing robust growth versus Q1 FY2024.  Distribution continued to reach new highs (total distribution points “TDPs” +31%1) while velocities remained strong.  Portfolio expansion in form and package size is bringing in new consumers and growing consumption. o Premier Protein continued to lead the RTD shake (26%) and convenient nutrition categories in tracked market share1. o Total household penetration grew +17% to reach an all time high and continued to lead the RTD category; buy rate and repeat rates increased as well.3 ● BellRing’s powder brands continued to represent a meaningful share of the RTM category. o Premier Protein powders drove strong consumption growth (+24%)2 in Q1 FY2025 behind velocity strength. Household penetration grew to new highs3. o Despite continued headwinds, Dymatize remains one of the strongest brands in the category with velocities remaining in the top tertile of key customers1 and household penetration3 and overall distribution levels holding steady.  Dymatize Q1 FY2025 powder consumption declined (-8%)2 primarily on specialty softness and a tougher comparable in eCommerce. Notes: 1. U.S. Circana Multi Outlet+ with Convenience 13 weeks ended December 29, 2024. 2. U.S. Circana Multi Outlet+ with Convenience 13 weeks ended December 29, 2024 and management estimates of untracked channels for the 13 weeks ended December 29, 2024. 3. Numerator HH Panel 52 weeks ending December 29, 2024.

6 Data Source Change • Effective with Q1 FY2025, we have changed the data source for tracked consumption: • Circana Multi Outlet+ with Convenience is the source for consumption in tracked channels (previous source was Circana Multi Outlet with Convenience) • Circana Multi Outlet+ with Convenience provides more coverage of our business as it includes certain club and eCommerce customers which were not included in Circana Multi Outlet with Convenience • Total size of the tracked convenient nutrition category increased from ~$13 billion to ~$19 billion • Increased coverage of our business from ~45% to ~85% • Overall historical trends remain similar between Circana Multi Outlet+ and prior consumption metrics that added certain untracked consumption to Circana Multi Outlet with Convenience • Management continues to estimate consumption for certain customers in untracked channels to calculate total consumption metrics where noted

7 Ready-to-Drink Led Category Growth; Ready-to-Mix Growth Remained Healthy Notes: Circana U.S. Multi Outlet+ with Convenience. Growth % L13 L52 Dollar Volume Price/Mix Dollar Volume Price/Mix Ready-to-Drink +18% +14% +4% +16% +12% +4% Ready-to-Mix +8% +9% -1% +8% +9% -1% Ready- to-Drink 20% 18% 20% 15% 14% 19% 14% 13% 14% 13% 16% 13% 22% 19% 19% 14% Ready- to-Mix 15% 10% 18% 9% 7% 3% 5% 10% 4% 7% 14% 10% 6% 10% 12% 3% 0% 5% 10% 15% 20% 25% 4W E 11 -0 5- 23 4W E 12 -0 3- 23 4W E 12 -3 1- 23 4W E 01 -2 8- 24 4W E 02 -2 5- 24 4W E 03 -2 4- 24 4W E 04 -2 1- 24 4W E 05 -1 9- 24 4W E 06 -1 6- 24 4W E 07 -1 4- 24 4W E 08 -1 1- 24 4W E 09 -0 8- 24 4W E 10 -0 6- 24 4W E 11 -0 3- 24 4W E 12 -0 1- 24 4W E 12 -2 9- 24 YO Y % Δ

Premier Protein RTD Shakes Drove Strong Consumption Across All Channels

	Premier Protein RTD Shakes $ Sales vs. Prior Year	
Channel	**13 Weeks**	**52 Weeks**
Club	+21.2%	+12.8%
Mass	+20.2%	+28.7%
Food	+33.7%	+23.6%
eCommerce	+48.2%	+41.5%
Total Consumption (tracked + untracked channels)	**+23.4%**	**+18.9%**

Notes:
Total consumption includes tracked channels consumption (Circana U.S. Multi Outlet+ with Convenience 13 and 52 weeks ended Dec 29, 2024) and untracked channels consumption (management estimates of untracked channels for the 13 and 52 weeks ended Dec 29, 2024.

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Premier Protein RTD Shake Consumption Growth Accelerated in Q1 FY2025

Premier Protein RTD Shakes
<u>Rolling 13 week</u> Total $ Consumption Sales


$ Volume
Jan 29'23
Feb 26'23
Apr 2'23
Apr 30'23
May 28'23
Jul 2'23
Jul 30'23
Aug 27'23
Oct 1'23
Oct 29'23
Nov 26'23
Dec 31'23
Jan 28'24
Mar 3'24
Mar 31'24
Apr 28'24
May 31'24
Jun 30'24
Jul 28'24
Sep 01'24
Sep 29'24
Nov 3'24
Dec 1'24
Dec 29'24

YOY % Δ	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
	+22%	+27%	+36%	+29%	+29%	+10%	+14%	+23%

Notes:
Circana U.S. Multi Outlet+ with Convenience and management estimates of untracked channels.

9

10 Q1 FY2025 Shipments Outpaced Consumption Ahead of Q2 FY2025 Promotional Events Premier Protein RTD Shake Consumption vs. Shipments (13 Week Quarters) Notes: Circana U.S. Multi Outlet+ with Convenience and management estimates of untracked channels. Consumption and Shipments Closely Align Trade Inventory Increase Trade Inventory Increase, New Item and Promotion Load In Consumption Outpaced Shipments Consumption in line with Shipments Trade inventory Increase, Seasonality Impact Consumption in line with Shipments Trade inventory Increase, Seasonality Impact

11 Premier Protein RTD TDPs Reached All Time High with Improved Supply and New Item Expansion Notes: Circana U.S. Multi Outlet+ with Convenience. 705 1,180 81 81 0 10 20 30 40 50 60 70 80 0 200 400 600 800 1,000 1,200 1,400 % A CV TD Ps Total Points of Distribution ACV Weighted Distribution

12 Premier Protein Has Strong Growth in Household Penetration, Repeat and Buy Rate Notes: Numerator HH Panel 52 weeks ending 12/29/2024. Liquids refers to the liquid sub-category of the convenient nutrition category. Calendar Year (“CY”). Numerator metrics such as penetration are subject to potential restatement or revisions due to market definition changes or late reporters. 30g Shake Repeat Rate 51% 51% 49% 50% 52% 30g Shake Buy Rate $74 $78 $79 $85 $90 +23% +19%+19%+24%+15% -16%-16%+16% +23%+24%+15% -16%-16%+16% +19%+20% 14.2 16.5 13.8 17.1 20.0 13.8 15.9 13.3 16.3 19.0 0.0 5.0 10.0 15.0 20.0 25.0 CY 2020 CY 2021 CY 2022 CY 2023 P52 WE 12-29-24 Premier Protein Total Brand and RTD Shake Penetration HH Pen - Premier Protein Brand HH Pen - Premier Protein RTD Shakes RTD 39.7 HH Pen RTD 49.0 HH Pen RTD 45.4 HH Pen +23%+24%+15% -16%-16%+16% +17%+17%

Premier Protein RTD Share Remained Strong Through the Quarter 13Notes: Circana U.S. Multi Outlet+ with Convenience. Trended Premier Protein RTD Shake $ Share % Club Promotion Club Promotion Club Promotion 23.3 25.0 0 5 10 15 20 25 30 4W E 01 -2 9- 23 4W E 02 -2 6- 23 4W E 03 -2 6- 23 4W E 04 -2 3- 23 4W E 05 -2 1- 23 4W E 06 -1 8- 23 4W E 07 -1 6- 23 4W E 08 -1 3- 23 4W E 09 -1 0- 23 4W E 10 -0 8- 23 4W E 11 -0 5- 23 4W E 12 -0 3- 23 4W E 12 -3 1- 23 4W E 01 -2 8- 24 4W E 02 -2 5- 24 4W E 03 -2 4- 24 4W E 04 -2 1- 24 4W E 05 -1 9- 24 4W E 06 -1 6- 24 4W E 07 -1 4- 24 4W E 08 -1 1- 24 4W E 09 -0 8- 24 4W E 10 -0 6- 24 4W E 11 -0 3- 24 4W E 12 -0 1- 24 4W E 12 -2 9- 24

Premier Protein Powder Continued Strong Growth Aided by Velocity and Distribution Strength

	Premier Protein Powders $ Sales vs. Prior Year	
Channel	**13 Weeks**	**52 Weeks**
Mass	+9.2%	+47.1%
eCommerce	+24.0%	+48.7%
Food	+24.2%	+19.2%
Total Consumption (tracked channels)	**+24.4%**	**+40.3%**

Notes:
Total consumption includes tracked channels consumption (Circana U.S. Multi Outlet+ with Convenience 13 and 52 weeks ended Dec 29, 2024).

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Premier Protein Powders Continued Strong Growth Trajectory

Premier Protein Ready-to-Mix Powders
Rolling 13 week Total $ Consumption Sales



$ Volume
Jan 29'23
Feb 26'23
Apr 2'23
Apr 30'23
May 28'23
Jul 2'23
Jul 30'23
Aug 27'23
Oct 1'23
Oct 29'23
Nov 26'23
Dec 31'23
Jan 28'24
Mar 3'24
Mar 31'24
Apr 28'24
May 31'24
Jun 30'24
Jul 28'24
Sep 01'24
Sep 29'24
Nov 3'24
Dec 1'24
Dec 29'24

YOY % Δ	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
	+122%	+86%	+55%	+66%	+52%	+44%	+43%	+24%

Notes:
Circana U.S. Multi Outlet+ with Convenience.

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16 Premier Protein Powder Distribution Growth Strong Year-over- Year Notes: Circana U.S. Multi Outlet+ with Convenience. 100 179 52 57 0 10 20 30 40 50 60 0 50 100 150 200 250 % A CV TD Ps Total Points of Distribution ACV Weighted Distribution

17 Dymatize Primarily Driven by Specialty Softness and a Tougher Comparable in eCommerce • Tracked and untracked consumption represents ~60% of total global business Dymatize Powders $ Sales vs. Prior Year Channel 13 Weeks 52 Weeks eCommerce -4.3% -6.6% Mass -0.6% +6.7% Specialty/All Other -18.2% -23.6% Food -13.5% -3.9% Club -13.2% -38.9% Total Consumption (tracked + untracked channels) -8.2% -9.5% Notes: Total consumption includes tracked channels consumption (Circana U.S. Multi Outlet+ with Convenience 13 and 52 weeks ended Dec 29, 2024) and untracked channels consumption (management estimates of untracked channels for the 13 and 52 weeks ended Dec 29, 2024.

Dymatize Sequential Consumption Declined Primarily from Specialty Softness

Dymatize Powders
Rolling 13 week Total $ Consumption Sales


$ Volume
Jan 29'23
Feb 26'23
Apr 2'23
Apr 30'23
May 28'23
Jul 2'23
Jul 30'23
Aug 27'23
Oct 1'23
Oct 29'23
Nov 26'23
Dec 31'23
Jan 28'24
Mar 3'24
Mar 31'24
Apr 28'24
May 31'24
Jun 30'24
Jul 28'24
Sep 01'24
Sep 29'24
Nov 3'24
Dec 1'24
Dec 29'24

YOY % Δ	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1
	+38%	+39%	+38%	+16%	-8%	-11%	-10%	-8%

Notes:
Circana U.S. Multi Outlet+ with Convenience and management estimates of untracked channels.

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19 Dymatize Powder TDP Levels Stable 217 250 51 56 0 10 20 30 40 50 60 0 50 100 150 200 250 300 % A CV TD Ps Total Points of Distribution ACV Weighted Distribution Notes: Circana U.S. Multi Outlet+ with Convenience.

20 BellRing’s Complementary Powder Portfolio Remains a Strong and Meaningful Category Player Trended Powders $ Share % Notes: Circana U.S. Multi Outlet+ with Convenience. 6.6 7.1 4.9 4.3 1.7 2.8 0 2 4 6 8 10 4W E 01 -2 9- 23 4W E 02 -2 6- 23 4W E 03 -2 6- 23 4W E 04 -2 3- 23 4W E 05 -2 1- 23 4W E 06 -1 8- 23 4W E 07 -1 6- 23 4W E 08 -1 3- 23 4W E 09 -1 0- 23 4W E 10 -0 8- 23 4W E 11 -0 5- 23 4W E 12 -0 3- 23 4W E 12 -3 1- 23 4W E 01 -2 8- 24 4W E 02 -2 5- 24 4W E 03 -2 4- 24 4W E 04 -2 1- 24 4W E 05 -1 9- 24 4W E 06 -1 6- 24 4W E 07 -1 4- 24 4W E 08 -1 1- 24 4W E 09 -0 8- 24 4W E 10 -0 6- 24 4W E 11 -0 3- 24 4W E 12 -0 1- 24 4W E 12 -2 9- 24 Total BellRing Powders Dymatize Powders Premier Protein Powders eCommerce Promotion